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                                                                      EXHIBIT 10
                                                                      ----------



                   FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT
                                     BETWEEN
                ARMSTRONG HOLDINGS, INC. AND MICHAEL D. LOCKHART
                              DATED AUGUST 7, 2000

     This Amendment to the Employment Agreement dated August 7, 2000 ("Employment Agreement") between ARMSTRONG HOLDINGS, INC. ("Company") and MICHAEL D. LOCKHART ("Executive") is made and effective as of February 26, 2001 by the Company and Executive.

RECITALS:

     A. The Company and Executive are parties to the Employment Agreement which sets forth the material terms and conditions of Executive's employment with the Company, including Executive's right to annual long-term incentive awards to permit cash incentive awards in lieu of grants of stock options and performance restricted shares.

     B. The Company and Executive desire to modify the Employment Agreement with respect to annual long-term incentive awards to permit cash incentive awards in lieu of grants of stock options and performance restricted shares.

AGREEMENT:

     In consideration of the premises and the mutual covenants set forth herein, the Company and Executive hereby agree to amend the Employment Agreement as follows:

     1. Section 5.4 (b) of the Employment Agreement is amended by adding the following new provisions at the end thereof:

     Notwithstanding the preceding sentence, the Company may provide the Executive with his annual long-term incentive award in the form of cash incentive awards rather than stock option and performance restricted share grants. Such cash incentive awards shall be based on the achievement of performance measures covering a period of more than a single year, as established by the Management Development and Compensation Committee in its discretion.

     2. In all other respects, the provisions of the Employment Agreement shall continue in effect and are hereby confirmed.
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         The parties hereto have executed and delivered this Amendment as of the date noted in the first paragraph hereof.


                                            ARMSTRONG HOLDINGS, INC.



                                            By:
                                               ---------------------------------
                                                 Name:  Matthew J. Angello
                                                 Title: Sr. Vice President



                                            The undersigned Armstrong World
                                            Industries, Inc., agrees to be
                                            jointly and severally bound by the
                                            terms of this Amendment, including
                                            specifically with respect to the
                                            obligations of the Company
                                            hereunder.


                                            ARMSTRONG WORLD INDUSTRIES, INC.



                                            By:
                                               ---------------------------------
                                                 Name:   Walter T. Gangl
                                                 Title:  Assistant Secretary




                                            ----------------------------------
                                                      MICHAEL D. LOCKHART